                           Nuveen Investment Trust II

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08333

                           Nuveen Investment Trust II
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312 917-7700)
                                                           --------------

                      Date of fiscal year end: July 31st
                                               ---------

                      Date of reporting period: July 31st
                                                ---------

Form N-CSR is to be use by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30c-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------


Nuveen Investments Equity Funds
--------------------------------------------------------------------------------
                                               Annual Report dated July 31, 2003
                                             -----------------------------------

For investors seeking long-term capital appreciation.

                                    [GRAPHIC]




Nuveen NWQ International Value Fund
Nuveen Rittenhouse Growth Fund



[LOGO] Nuveen Investments

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                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Dear Shareholder,

The twelve-month period covered by this report presented a series of challenges for many equity funds. The Nuveen NWQ International Value Fund provided an attractive total return compared to its benchmarks, while the Nuveen Rittenhouse Growth Fund also posted a positive total return for the period, but lagged behind several widely watched equity indexes. For more details about your Fund's performance, please see the Portfolio Manager's Comments and Fund Spotlight sections of this report.

After any period of market volatility, it is natural for some investors to consider increasing or decreasing their positions in particular investments. While we encourage you to take a strong interest in the performance of your investment portfolio, I urge you to discuss any investment changes with your financial advisor before you act. We remain convinced that maintaining a well-balanced portfolio, structured and monitored with the help of an investment professional, is an important way to help you reduce overall investment risk and position yourself to achieve your long-term financial goals. In this context, your Nuveen Fund can be an important building block in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Fund shareholders already have signed-up, and they are getting their Fund information faster and more conveniently than ever. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

September 15, 2003

[PHOTO]

Timothy R. Schwertfeger

   "We remain convinced that maintaining a well-balanced portfolio ... is an important way to help you reduce overall investment risk."



                            Annual Report l Page 1

Portfolio Manager's Comments

Nuveen NWQ International Value Fund

The Nuveen NWQ International Value Fund features portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Investments, Inc. Founded in 1982, NWQ took over portfolio management duties for the Fund in October 2002. At the time, the Fund's orientation switched to value from growth, and this change was reflected in the Fund's new name. In addition, in June 2003, the Nuveen European Value Fund was reorganized into the Nuveen NWQ International Value Fund.
We recently spoke with Paul J. Hechmer, senior vice president of NWQ and the Fund's portfolio manager, about economic conditions and the Fund's performance over the reporting period.

What kind of international market environment did the Fund face during the twelve-month period ended July 31, 2003?

Initially, it was a very challenging time for international value investors. A slow-growing U.S. economy, the war with Iraq, and concerns about a possible global SARS epidemic put pressure on equity prices around the world and resulted in generally poor performance for many indexes and individual issues. To combat this economic sluggishness, many of the world's central banks, led by the Federal Reserve Board in the United States, cut interest rates.

As the reporting period progressed, it appeared that these interest rate cuts were helping to stimulate economies around the world, which in turn began to increase the confidence of equity investors. Beginning in March 2003, many stock markets began to rebound strongly. In fact, a number of markets rose so far so fast that, by the end of the period, some were wondering whether the recent gains could last.

How did the Fund perform in this environment?

The table on the next page shows the Fund's total return as well as the performance of relevant benchmarks during the twelve months ended July 31, 2003.

During the reporting period, the Fund outperformed both the Lipper International Funds Index and the MSCI EAFE Index. Strong stock selection was the primary reason that the Fund performed better than these indices. For example, the portfolio benefited from certain positive-performing telecommunications equipment stocks.

What was your management approach during the period from October 2002 through July 31, 2003, when you were managing the Fund?

We continued to pursue our basic investment strategy of searching the world for attractive investment opportunities, seeking to own companies with strong franchises whose stocks are selling at what we believe are undervalued prices. In particular, we were interested in buying businesses with compelling valuations that had what we thought was a potential catalyst that might help generate better future performance.

While our overall strategy stayed consistent, we made changes to the portfolio as market conditions warranted. Early in the period, as the markets fell rapidly, we added a modest amount of risk to the portfolio by owning more economically sensitive stocks, which we believed were positioned to benefit if the conditions in their respective markets improved. As the reporting period progressed and the economies of many countries did begin showing signs of improvement, many of these holdings performed well. This then led us to pare back our holdings in some of the higher-risk companies and turned our focus to more defensive stocks, such as utility and food companies. These had fallen out of favor but, in our opinion, were trading in many cases for less than their true worth. We believed these issues were positioned to benefit if investors

The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.



                            Annual Report l Page 2
again became uneasy about the economic prospects in some parts of the world.

What were some of the stocks whose performance helped the Fund during the reporting period?

Two stocks we cited in our last report to shareholders, Amdocs and Ericsson, continued to be positive performers. Amdocs, which we sold during the period, is an Israeli software company that serves the telecommunications industry, while Sweden-based Ericsson is the world's largest manufacturer of wireless-telecom equipment. Both stocks encountered difficulty during the market's slide last fall, but our patience in them was rewarded during the first months of 2003. These and other companies tied to the telecom industry benefited greatly from investors' increasing optimism.

The Fund also benefited from holding TDK, a Japanese electronics company whose stock we sold during the period; Teekay Shipping, a petroleum shipping company; Huaneng Power International, an independent power producer in China; Deutsche Bank, a large German financial services company; and Makita, a Japanese maker of power tools.

Did any of the Fund's investments hurt performance?

One of the Fund's weaker performers over the course of the reporting period was BAE Systems, a

Class A Shares--
One-Year Total Returns on NAV as of 7/31/03

--------------------------------------------------------------------------------

                 Nuveen NWQ International Value Fund/1/ 14.77%
                 Lipper International Funds Index/2/     4.36%
                 MSCI EAFE Index/3/                      6.76%

--------------------------------------------------------------------------------


leading European defense contractor. The company was challenged by weaker-than-expected sales and higher-than-anticipated costs. We continued to own BAE, however, believing the company was attractively valued and in a position to benefit if military spending remained a global priority.

In addition, some of the Fund's holdings in Japanese stocks were negative performers, due in large measure to the general weakness of the country's currency. Weak performers included Shiseido, a cosmetics manufacturer; Kirin Brewery, a beer manufacturer; and Daiwa House Industry, a housing company.

As you look ahead, do you see any changes in how you will manage the Fund?

Although it seems clear to us that many economies around the world are improving, we believe that stock investors in some countries have become overly optimistic. In our opinion, many economies, and especially the United States economy, still have substantial overcapacity, even as low interest rates fuel rising demand for goods and services. Time will tell whether the growth we've enjoyed recently represents a lasting trend or a temporary respite from difficult times.

Given this uncertainty, our recent management focus has been to reduce portfolio risk by focusing on defensive companies such as utilities and food services businesses. We expect to continue following this cautious approach. Defensive holdings are not as likely to generate rapid future growth as some riskier investments, but we think that seeking steady performance during a period of potential market volatility is in the best long-term interest of the Fund's shareholders.

1Performance figures are quoted for Class A shares at net asset value as of July 31, 2003. Current performance may be more or less than the performance shown.
2The Lipper International Funds Index represents the average return of the 30 largest funds in the Lipper International Funds Category. The return assumes reinvestment of dividends and does not reflect any sales charges. An index is not available for direct investment.
3The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the US & Canada. An index is not available for direct investment.



                            Annual Report l Page 3

     Growth of an Assumed $10,000 Investment
     Nuveen NWQ International Value Fund*

                                    [CHART]

                Nuveen NWQ International     Nuveen NWQ International   Lipper International         MSCI EAFE
Date                 Value Fund (NAV)            Value Fund (Offer)           Funds Index              Index
12/31/1999               $10,000                     $ 9,425                   $10,000                $10,000
 1/31/2000                10,018                       9,442                     9,415                  9,365
 2/29/2000                12,503                      11,785                    10,036                  9,617
 3/31/2000                11,942                      11,255                    10,062                  9,990
 4/30/2000                10,786                      10,166                     9,425                  9,465
 5/31/2000                 9,868                       9,301                     9,165                  9,234
 6/30/2000                10,664                      10,050                     9,590                  9,595
 7/31/2000                10,476                       9,874                     9,279                  9,193
 8/31/2000                11,061                      10,425                     9,436                  9,273
 9/30/2000                10,704                      10,089                     8,886                  8,821
10/31/2000                 9,932                       9,361                     8,584                  8,613
11/30/2000                 9,265                       8,732                     8,221                  8,290
12/31/2000                 9,754                       9,193                     8,528                  8,584
 1/31/2001                 9,379                       8,840                     8,578                  8,580
 2/28/2001                 8,699                       8,198                     7,976                  7,936
 3/31/2001                 7,853                       7,402                     7,415                  7,407
 4/30/2001                 8,365                       7,884                     7,866                  7,922
 5/31/2001                 8,036                       7,574                     7,676                  7,642
 6/30/2001                 7,643                       7,204                     7,459                  7,330
 7/31/2001                 7,410                       6,984                     7,266                  7,196
 8/31/2001                 7,360                       6,937                     7,119                  7,014
 9/30/2001                 6,583                       6,205                     6,343                  6,304
10/31/2001                 6,734                       6,347                     6,515                  6,465
11/30/2001                 7,118                       6,709                     6,758                  6,704
12/31/2001                 7,173                       6,760                     6,879                  6,743
 1/31/2002                 6,931                       6,532                     6,601                  6,385
 2/28/2002                 7,027                       6,622                     6,693                  6,430
 3/31/2002                 7,314                       6,894                     7,047                  6,808
 4/30/2002                 7,196                       6,782                     7,097                  6,822
 5/31/2002                 7,227                       6,812                     7,198                  6,909
 6/30/2002                 7,063                       6,657                     6,914                  6,634
 7/31/2002                 6,373                       6,007                     6,224                  5,979
 8/31/2002                 6,300                       5,938                     6,229                  5,965
 9/30/2002                 5,715                       5,387                     5,558                  5,325
10/31/2002                 5,816                       5,481                     5,846                  5,611
11/30/2002                 6,264                       5,903                     6,123                  5,865
12/31/2002                 6,254                       5,895                     5,927                  5,668
 1/31/2003                 6,172                       5,817                     5,710                  5,432
 2/28/2003                 5,999                       5,654                     5,541                  5,307
 3/31/2003                 5,907                       5,567                     5,405                  5,203
 4/30/2003                 6,332                       5,968                     5,940                  5,713
 5/31/2003                 6,940                       6,541                     6,322                  6,060
 6/30/2003                 7,036                       6,631                     6,471                  6,206
 7/31/2003                 7,314                       6,894                     6,652                  6,356


--------------------------------------------------------------------------------
Thegraph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.
*The Index comparison shows the change in value of a $10,000 investment in Class A shares of the Fund (at NAV) compared with the corresponding indexes. Index returns reflect total returns and assume reinvestment of dividends but do not include any initial or ongoing expenses. The Fund returns depicted in the chart (at offer) reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be more or less than the performance shown. The Lipper International Funds Index is a managed index that represents the average of the 30 largest funds in the Lipper International Funds Category. The Morgan Stanley Capital (MSCI) EAFE Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the US & Canada. Index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges or other fees. It is not possible to invest directly in any index.



                            Annual Report l Page 4

--------------------------------------------------------------------------------
  Fund Spotlight as of 7/31/03               Nuveen NWQ International Value Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $16.01   $15.53   $15.55   $16.10
         --------------------------------------------------------------
         Commencement Date          12/20/99 12/20/99 12/20/99 12/20/99
         --------------------------------------------------------------

                    Average Annual Total Returns as of 7/31/03/1/

                    A Shares                      NAV     Offer
                    ---------------------------------------------
                    1-Year                      14.77%     8.18%
                    ---------------------------------------------
                    Since Inception             -5.98     -7.50
                    ---------------------------------------------

                    B Shares                 w/o CDSC    w/CDSC
                    ---------------------------------------------
                    1-Year                      13.52%     9.52%
                    ---------------------------------------------
                    Since Inception             -6.77     -7.55
                    ---------------------------------------------

                    C Shares                      NAV
                    ---------------------------------------------
                    1-Year                      13.67%
                    ---------------------------------------------
                    Since Inception             -6.73
                    ---------------------------------------------

                    R Shares                      NAV
                    ---------------------------------------------
                    1-Year                      14.67%
                    ---------------------------------------------
                    Since Inception             -5.83
                    ---------------------------------------------

                    Equity Diversification/2/
                    Consumer Discretionary                21.50%
                    ---------------------------------------------
                    Industrials                           14.91
                    ---------------------------------------------
                    Utilities                             13.05
                    ---------------------------------------------
                    Consumer Staples                      12.31
                    ---------------------------------------------
                    Materials                             11.67
                    ---------------------------------------------
                    Financials                             6.73
                    ---------------------------------------------
                    Energy                                 5.03
                    ---------------------------------------------
                    Telecommunication Services             4.91
                    ---------------------------------------------
                    Information Technology                 3.87
                    ---------------------------------------------
                    Healthcare                             1.40
                    ---------------------------------------------

                  Average Annual Total
                  Returns as of 6/30/03/1/

                  A Shares                        NAV   Offer
                  -------------------------------------------
                  1-Year                        -0.39% -6.10%
                  -------------------------------------------
                  Since Inception               -7.14  -8.69
                  -------------------------------------------

                  B Shares                   w/o CDSC  w/CDSC
                  -------------------------------------------
                  1-Year                        -1.38% -5.33%
                  -------------------------------------------
                  Since Inception               -7.90  -8.70
                  -------------------------------------------

                  C Shares                        NAV
                  -------------------------------------------
                  1-Year                        -1.38%
                  -------------------------------------------
                  Since Inception               -7.90
                  -------------------------------------------

                  R Shares                        NAV
                  -------------------------------------------
                  1-Year                        -0.39%
                  -------------------------------------------
                  Since Inception               -6.97
                  -------------------------------------------

        Top Five Stock Holdings/2/
        Dai Nippon Printing Co., Ltd. Unsponsored ADR             3.78%
        ---------------------------------------------------------------
        Nintendo Co., Ltd. ADR                                    3.65
        ---------------------------------------------------------------
        Matsushita Electric Industrial Co., Ltd. Sponsored ADR    3.58
        ---------------------------------------------------------------
        Hang Lung Group Limited Sponsored ADR                     3.54
        ---------------------------------------------------------------
        Daiwa House Industry Co., Ltd. Unsponsored ADR            3.41
        ---------------------------------------------------------------

        Portfolio Statistics
        Net Assets ($000)                                      $25,773
        ---------------------------------------------------------------
        Beta/3/                                                   0.96
        ---------------------------------------------------------------
        Number of Stocks                                            40
        ---------------------------------------------------------------
        Expense Ratio/4/                                          1.73%
        ---------------------------------------------------------------

Top Five Country Allocation/2/
                            Japan            28.83%
                            -----------------------
                            United Kingdom   13.04
                            -----------------------
                            Germany           6.76
                            -----------------------
                            Hong Kong         6.65
                            -----------------------
                            Canada            4.80
                            -----------------------
--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.
1Returns reflect differences in sales charges and expenses among the share classes. Fund returns assume reinvestment of dividends and capital gains.
 Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return figures.
2As a percentage of total holdings as of July 31, 2003. Holdings are subject to change.
3As of June 30, 2003. Beta is based on comparison with the MSCI EAFE Index. See the inside back cover for more information on beta.
4Class A shares after credit/reimbursement.

                            Annual Report l Page 5

Portfolio Manager's Comments

Nuveen Rittenhouse Growth Fund

We recently spoke with John P. Waterman, the portfolio manager for the Nuveen Rittenhouse Growth Fund. John is chief investment officer of Rittenhouse Asset Management, Inc., an affiliate of Nuveen Investments, Inc. John offered his thoughts on general economic and market conditions and on the performance of the Fund for the twelve months ended July 31, 2003.

In July 2003 the Nuveen Innovation Fund was reorganized into the Nuveen Rittenhouse Growth Fund.
--------------------------------------------------------------------------------
What type of market environment did the Fund experience during the twelve-month period?

As we moved through the reporting period, it became increasingly evident to us that the United States was entering the early stages of an economic recovery. During the latter part of 2002, many equity indexes and individual issues began to show signs of stabilization and the beginnings of a turnaround. Using the current low interest rate environment as a springboard, many companies began to show earnings growth and steady share price increases during the first seven months of 2003. As the reporting period came to a close, many indicators suggested to us that we were entering a period of potentially strong performance for growth-oriented U.S. companies.

How did the Fund perform during the reporting period?

As shown in the table on the next page, the Fund underperformed the Standard & Poor's 500 Index, the Russell 1000 Growth Index, and the Lipper Large-Cap Growth Funds Index for the twelve-months ended July 31, 2003.

While the general environment for growth companies and their share prices was increasingly favorable over the course of the twelve-month period, many of the high-quality growth companies with strong balance sheets and steady earnings, the types of companies we favor, tended to underperform lower-quality growth companies during this period. The very characteristics that make high-quality companies attractive during challenging economic times, such as relatively predictable earnings and solid financial positions, often tend to make them less appealing when the stock market and economy are accelerating. We believe the Fund's focus on high-quality growth stocks is the right long-term strategy for our shareholders, but during the period it had a generally negative influence on performance.

Have these results caused you to change your portfolio-management strategy?

Regardless of what is happening in the market, we follow the same conservative approach to growth investing that has become our trademark. Our focus remains on evaluating and investing in high-quality, blue-chip companies. An ideal investment for the Fund displays a solid balance sheet; little or no debt; and a robust, predictable earnings stream. Our belief is that a company's stock price, while influenced by many factors in the short term, tends to follow earnings growth over time.

Thus, over the recently completed reporting period, we favored companies with track records of generating consistent and, what we believed, sustainable earnings. We believed this would help us generate solid long-term portfolio performance with less volatility. To use a baseball metaphor, we focused on trying for a high batting average over time rather than to strike out often while hitting the occasional home run.

In keeping with past practice, we looked to maintain a diversified portfolio of approximately 40 to 50 companies, and we tended to hold stocks for the long term unless we become convinced that the

  The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.


                            Annual Report l Page 6

Class A Shares--
One-Year Total Returns on NAV as of 7/31/03
--------------------------------------------------------------------------------

                 Nuveen Rittenhouse Growth Fund/1/       6.01%
                 S&P 500 Index/2/                       10.64%
                 Russell 1000 Growth Index/3/           11.64%
                 Lipper Large-Cap Growth Funds Index/4/  8.97%
                 ---------------------------------------------

fundamental growth story behind the company had changed for the worse and was unlikely to recover.

During the reporting period, we decided to add incrementally to the Fund's holdings in growth cyclical stocks, high-quality companies whose earnings have historically improved along with the economy. For example, as signs of an improving economy became more pronounced, we added positions in Kohl's, a discount retailer; and Intel, the world's largest semiconductor manufacturer. In our opinion, a continued economic recovery, which we expect, may provide additional wind in the sails of these stocks.

Were there any stocks that helped results over the period ended July 31, 2003?

Amgen, Citigroup, Medtronic, and Cisco were among the Fund's strongest performers during the twelve-month period:

.. The Fund has owned shares of Amgen for the past several years. We were attracted to the company because it, unlike many of its less-established competitors in the biotechnology industry, has an impressive product portfolio that has generated real earnings. That was certainly the case during the period, and the stock benefited accordingly.

.. Citigroup, the largest financial services company in the United States, has a variety of stable-growth and cyclical-growth business units. We believed that a further pick-up in economic activity might lead to increased revenues for Citigroup in investment management, investment banking, and equity trading. That's what began to happen during the reporting period, providing a boost to the company's valuation.

.. Medtronic, a maker of medical devices, benefited from owning a very diverse product line. Having a wide variety of successful products has helped them realize steady earnings over time. During the twelve-month period, investors benefited from the company's strong fundamentals and solid earnings.

.. Cisco, a market leader in networking products, is responsible for making devices that direct much of the world's Internet traffic. Cisco was helped by improved investor sentiment for technology issues and benefited from its strong fundamentals, including a strong balance sheet, enormous cash position, and no debt.

Which holdings hurt performance?

Many of the Fund's weakest performers were companies that we owned during the first part of the reporting period and subsequently sold because we believed their fundamental outlook had deteriorated. For example, the Fund's holdings in Baxter International proved to be a disappointment. Baxter's stock price fell because of questions about the company's growth outlook. We shared many of those questions and opted to sell our position, a decision that was later vindicated, as Baxter continued to perform poorly. The same was true of the Fund's stake in home-products superstore Home Depot. Late in 2002, the company announced negative same-store sales, a red flag that led us to sell our holdings.

Another stock we owned and sold during the period was Electronic Data Systems
(EDS), which provides systems management and consulting services. EDS

--------------------------------------------------------------------------------
1Performance figures are quoted for Class A shares at net asset value as of July 31, 2003. Current performance may be more or less than the performance shown.
2The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.
3The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index is not available for direct investment.
4The Lipper Large-Cap Growth Funds Index is a managed index that represents the average of the 30 largest funds in the Large-Cap Growth Funds category. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. An index is not available for direct investment.


                            Annual Report l Page 7
issued an extremely negative earnings outlook, which surprised us, given its large number of long-term contracts and diversified client base.

Texas Instruments (TI) was another disappointment, though we continued to own the company as of the end of July 2003. Over the past several years, and into the first-half of the recently completed reporting period, the stock did poorly along with many others in the semiconductor industry. That environment began to improve during the reporting period. However, the company's strong performance in the second-half of the reporting period was not enough to overcome its first-half weakness.

What is your outlook for the markets and the Fund?

Low-quality growth stocks--by definition, stocks with inconsistent earnings and, often, weak balance sheets--recently have outperformed many market indexes. Currently, we think their valuations are at high levels, and we believe these stocks may have to continue to exceed earnings expectations to go up further. By contrast, high-quality stocks have lagged in recent months, despite their strong fundamentals. We feel very good about the stocks currently in the Fund, all of which we believe are positioned to deliver very solid earnings and have reasonable relative valuations.

Of course, we can't control market conditions. What we intend to do is to make sure that we own stocks with solid earnings fundamentals, strong balance sheets, and reasonable valuations. We believe that following this strategy is the best long-term course for our shareholders. In the meantime, we are convinced that the Nuveen Rittenhouse Growth Fund can play an important role as part of a well-diversified portfolio.
--------------------------------------------------------------------------------

     Growth of an Assumed $10,000 Investment

     Nuveen Rittenhouse Growth Fund *

                                    [CHART]

                Nuveen Rittenhouse     Nuveen Rittenhouse    Lipper Large-Cap    Russell 1000         S&P 500
Date             Growth Fund (NAV)     Growth Fund (Offer)  Growth Funds Index   Growth Index          Index
12/31/97             $10,000               $ 9,425              $10,000            $10,000           $10,000
 1/31/98              10,220                 9,632               10,111             10,177            10,299
 2/28/98              10,810                10,188               10,840             10,955            11,073
 3/31/98              11,185                10,542               11,395             11,464            11,515
 4/30/98              11,304                10,654               11,510             11,657            11,674
 5/31/98              11,084                10,447               11,312             11,395            11,343
 6/30/98              11,594                10,927               11,771             12,047            12,037
 7/31/98              11,374                10,720               11,645             12,041            11,957
 8/31/98               9,739                 9,179                9,964             10,075            10,163
 9/30/98              10,334                 9,740               10,600             10,807            10,943
10/31/98              11,359                10,706               11,462             11,504            11,823
11/30/98              11,919                11,234               12,158             12,295            12,723
12/31/98              12,527                11,807               12,858             13,647            13,870
 1/31/99              12,643                11,916               13,396             14,533            14,684
 2/28/99              12,502                11,783               12,979             13,936            14,013
 3/31/99              12,809                12,072               13,498             14,727            14,752
 4/30/99              12,869                12,129               14,021             14,777            14,771
 5/31/99              12,297                11,590               13,690             14,288            14,318
 6/30/99              13,055                12,304               14,450             15,281            15,320
 7/31/99              12,584                11,860               13,999             14,801            14,833
 8/31/99              12,804                12,068               13,930             14,804            15,074
 9/30/99              12,283                11,576               13,549             14,655            14,758
10/31/99              13,596                12,814               14,406             15,779            15,872
11/30/99              13,827                13,032               14,702             16,558            16,729
12/31/99              14,291                13,470               15,565             18,398            18,469
 1/31/00              13,880                13,082               14,783             17,660            17,603
 2/29/00              13,408                12,637               14,504             18,589            18,464
 3/31/00              14,491                13,658               15,922             19,894            19,786
 4/30/00              14,587                13,748               15,443             18,354            18,844
 5/31/00              14,305                13,483               15,126             17,297            17,894
 6/30/00              14,998                14,135               15,500             18,440            19,250
 7/31/00              14,591                13,752               15,258             18,066            18,448
 8/31/00              15,299                14,419               16,206             19,629            20,117
 9/30/00              14,852                13,998               15,350             18,131            18,214
10/31/00              14,897                14,041               15,286             17,172            17,353
11/30/00              14,170                13,355               14,081             14,867            14,795
12/31/00              14,250                13,431               14,150             14,775            14,327
 1/31/01              13,919                13,119               14,652             15,205            15,317
 2/28/01              12,710                11,980               13,316             12,851            12,716
 3/31/01              11,742                11,067               12,472             11,516            11,333
 4/30/01              12,560                11,838               13,441             12,753            12,766
 5/31/01              12,530                11,809               13,531             12,656            12,579
 6/30/01              11,963                11,275               13,202             12,292            12,287
 7/31/01              11,998                11,308               13,073             11,851            11,980
 8/31/01              11,246                10,599               12,255             10,951            11,000
 9/30/01              10,624                10,013               11,264              9,849             9,902
10/31/01              10,724                10,107               11,479             10,258            10,422
11/30/01              11,607                10,939               12,360             11,197            11,423
12/31/01              11,527                10,864               12,469             11,249            11,402
 1/31/02              11,201                10,557               12,287             10,995            11,200
 2/28/02              10,920                10,292               12,050             10,540            10,735
 3/31/02              11,170                10,528               12,503             10,963            11,107
 4/30/02              10,217                 9,630               11,745             10,233            10,200
 5/31/02               9,921                 9,351               11,658             10,047             9,953
 6/30/02               9,320                 8,784               10,828              9,229             9,033
 7/31/02               8,768                 8,264                9,985              8,534             8,536
 8/31/02               8,883                 8,372               10,049              8,581             8,562
 9/30/02               7,965                 7,507                8,957              7,750             7,674
10/31/02               8,798                 8,292                9,745              8,346             8,377
11/30/02               8,863                 8,353               10,319              8,692             8,832
12/31/02               8,392                 7,909                9,714              8,086             8,222
 1/31/03               8,191                 7,720                9,459              7,899             8,022
 2/28/03               8,061                 7,597                9,317              7,815             7,985
 3/31/03               8,261                 7,786                9,408              7,962             8,134
 4/30/03               8,853                 8,344               10,183              8,544             8,735
 5/31/03               9,064                 8,543               10,719              8,963             9,171
 6/30/03               9,054                 8,533               10,857              9,037             9,297
 7/31/03               9,294                 8,760               11,048              9,300             9,529


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Thegraph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.
*The Index comparison shows the change in value of a $10,000 investment in Class A shares of the Fund (at NAV) compared with the corresponding indexes. Index returns reflect total returns and assume reinvestment of dividends but do not include any initial or ongoing expenses. The Fund returns depicted in the chart (at offer) reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be more or less than the performance shown. The Lipper Large-Cap Growth Funds Index is a managed index that represents the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. The
 Russell 1000 Growth Index measures the performance of these Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges or other fees. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. It is not possible to invest directly in any index.


                            Annual Report l Page 8

--------------------------------------------------------------------------------
  Fund Spotlight as of 7/31/03                    Nuveen Rittenhouse Growth Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $18.53   $17.78   $17.79   $18.79
         --------------------------------------------------------------
         Commencement Date          12/31/97 12/31/97 12/31/97 12/31/97
         --------------------------------------------------------------

                    Average Annual Total Returns as of 7/31/03/1/
                    A Shares                      NAV     Offer
                    ---------------------------------------------
                    1-Year                       6.01%    -0.11%
                    ---------------------------------------------
                    5-Year                      -3.97     -5.10
                    ---------------------------------------------
                    Since Inception             -1.31     -2.35
                    ---------------------------------------------
                    B Shares                 w/o CDSC    w/CDSC
                    ---------------------------------------------
                    1-Year                       5.27%     1.27%
                    ---------------------------------------------
                    5-Year                      -4.68     -4.87
                    ---------------------------------------------
                    Since Inception             -2.04     -2.21
                    ---------------------------------------------
                    C Shares                      NAV
                    ---------------------------------------------
                    1-Year                       5.27%
                    ---------------------------------------------
                    5-Year                      -4.68
                    ---------------------------------------------
                    Since Inception             -2.03
                    ---------------------------------------------
                    R Shares                      NAV
                    ---------------------------------------------
                    1-Year                       6.28%
                    ---------------------------------------------
                    5-Year                      -3.73
                    ---------------------------------------------
                    Since Inception             -1.06
                    ---------------------------------------------

                    Equity Diversification/2/
                    Financials                            22.32%
                    ---------------------------------------------
                    Healthcare                            19.51
                    ---------------------------------------------
                    Information Technology                16.58
                    ---------------------------------------------
                    Consumer Staples                      13.34
                    ---------------------------------------------
                    Industrials                           12.12
                    ---------------------------------------------
                    Consumer Discretionary                10.83
                    ---------------------------------------------
                    Telecommunication Services             1.51
                    ---------------------------------------------


                    Top Five Stock Holdings/2/
                    General Electric Company           4.45%
                    ----------------------------------------
                    Pfizer Inc.                        4.25
                    ----------------------------------------
                    American International Group, Inc. 4.21
                    ----------------------------------------
                    Medtronic, Inc.                    4.04
                    ----------------------------------------
                    Microsoft Corporation              3.93
                    ----------------------------------------

                       Average Annual Total Returns as of 6/30/03/1/
                       A Shares                 NAV       Offer
                       ---------------------------------------------
                       1-Year                 -2.85%      -8.42%
                       ---------------------------------------------
                       5-Year                 -4.83       -5.95
                       ---------------------------------------------
                       Since Inception        -1.80       -2.85
                       ---------------------------------------------
                       B Shares            w/o CDSC      w/CDSC
                       ---------------------------------------------
                       1-Year                 -3.56%      -7.42%
                       ---------------------------------------------
                       5-Year                 -5.54       -5.73
                       ---------------------------------------------
                       Since Inception        -2.52       -2.70
                       ---------------------------------------------
                       C Shares                 NAV
                       ---------------------------------------------
                       1-Year                 -3.56%
                       ---------------------------------------------
                       5-Year                 -5.54
                       ---------------------------------------------
                       Since Inception        -2.51
                       ---------------------------------------------
                       R Shares                 NAV
                       ---------------------------------------------
                       1-Year                 -2.61%
                       ---------------------------------------------
                       5-Year                 -4.60
                       ---------------------------------------------
                       Since Inception        -1.55
                       ---------------------------------------------

Portfolio Allocation/2/
                                    [CHART]

Equities               96.21%
Short-Term Investments  3.79



              Portfolio Statistics
              Net Assets ($000)                          $318,996
              ----------------------------------------------------
              Beta/3/                                        0.85
              ----------------------------------------------------
              Average Market Capitalization (Stocks) $104 billion
              ----------------------------------------------------
              Number of Stocks                                 40
              ----------------------------------------------------
              Expense Ratio/4/                               1.57%
              ----------------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.
1Returns reflect differences in sales charges and expenses among the share classes. Fund returns assume reinvestment of dividends and capital gains.
 Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return figures.
2As a percentage of total holdings as of July 31, 2003. Holdings are subject to change.
3As of June 30, 2003. Beta is based on comparison with the S&P 500. See the inside back cover for more information on beta.
4Class A shares after credit/reimbursement.

                            Annual Report l Page 9

Shareholder
               Meeting Report

The annual shareholder meeting was held on July 28, 2003, at the Northern Trust Bank, Chicago, Illinois.


--------------------------------------------------------------------------------

                                                           Nuveen        Nuveen
                                                      Rittenhouse           NWQ
                                                           Growth International
Approval of the Board Members was reached as follows:        Fund    Value Fund
-------------------------------------------------------------------------------
                William E. Bennett
                  For                                   9,064,465       883,933
                  Withhold                                176,959        11,503
-------------------------------------------------------------------------------
                Total                                   9,241,424       895,436
-------------------------------------------------------------------------------
                Robert P. Bremner
                  For                                   9,062,653       883,933
                  Withhold                                178,771        11,503
-------------------------------------------------------------------------------
                Total                                   9,241,424       895,436
-------------------------------------------------------------------------------
                Lawrence H. Brown
                  For                                   9,055,664       883,933
                  Withhold                                185,760        11,503
-------------------------------------------------------------------------------
                Total                                   9,241,424       895,436
-------------------------------------------------------------------------------
                Jack B. Evans
                  For                                   9,065,750       883,933
                  Withhold                                175,674        11,503
-------------------------------------------------------------------------------
                Total                                   9,241,424       895,436
-------------------------------------------------------------------------------
                Anne E. Impellizzeri
                  For                                   9,060,557       882,715
                  Withhold                                180,867        12,721
-------------------------------------------------------------------------------
                Total                                   9,241,424       895,436
-------------------------------------------------------------------------------
                William L. Kissick
                  For                                   9,055,735       882,715
                  Withhold                                185,689        12,721
-------------------------------------------------------------------------------
                Total                                   9,241,424       895,436
-------------------------------------------------------------------------------
                Thomas E. Leafstrand
                  For                                   9,058,524       882,715
                  Withhold                                182,899        12,721
-------------------------------------------------------------------------------
                Total                                   9,241,424       895,436
-------------------------------------------------------------------------------
                Peter R. Sawers
                  For                                   9,058,963       882,715
                  Withhold                                182,461        12,721
-------------------------------------------------------------------------------
                Total                                   9,241,424       895,436
-------------------------------------------------------------------------------

----
10

----------------------------------------------------------------------------------------------------------------
                                                                                            Nuveen        Nuveen
                                                                                       Rittenhouse           NWQ
                                                                                            Growth International
Approval of the Board Members was reached as follows:                                         Fund    Value Fund
----------------------------------------------------------------------------------------------------------------
William J. Schneider
  For                                                                                    9,058,359       883,933
  Withhold                                                                                 183,065        11,503
----------------------------------------------------------------------------------------------------------------
Total                                                                                    9,241,424       895,436
----------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger
  For                                                                                    9,059,569       883,933
  Withhold                                                                                 181,855        11,503
----------------------------------------------------------------------------------------------------------------
Total                                                                                    9,241,424       895,436
----------------------------------------------------------------------------------------------------------------
Judith M. Stockdale
  For                                                                                    9,066,501       883,933
  Withhold                                                                                 174,923        11,503
----------------------------------------------------------------------------------------------------------------
Total                                                                                    9,241,424       895,436
----------------------------------------------------------------------------------------------------------------
Sheila W. Wellington
  For                                                                                    9,064,691       883,933
  Withhold                                                                                 176,732        11,503
----------------------------------------------------------------------------------------------------------------
Total                                                                                    9,241,424       895,436
----------------------------------------------------------------------------------------------------------------
To approve a change to a fundamental investment restriction with respect to lending*
  For                                                                                    5,580,975       747,191
  Against                                                                                  396,684        14,710
  Abstain                                                                                  488,607         6,400
  Broker Non-Vote                                                                        3,611,364       127,135
----------------------------------------------------------------------------------------------------------------
Total                                                                                   10,077,630       895,436
----------------------------------------------------------------------------------------------------------------
To approve a change to a fundamental investment restriction with respect to borrowing*
  For                                                                                    5,558,582       747,161
  Against                                                                                  417,026        14,434
  Abstain                                                                                  490,658         6,706
  Broker Non-Vote                                                                        3,611,364       127,135
----------------------------------------------------------------------------------------------------------------
Total                                                                                   10,077,630       895,436
----------------------------------------------------------------------------------------------------------------

* For both Funds, the shareholder meetings convened on July 28, 2003, were adjourned to September 10, 2003, with respect to the proposals to amend the fundamental policies concerning lending and borrowing. At the September 10, 2003, reconvened meeting for the Nuveen NWQ International Value Fund, sufficient votes were received on both proposals, and both proposals passed. At the September 10, 2003, reconvened meeting for the Nuveen Rittenhouse Growth Fund, an insufficient number of votes were received on both proposals, and therefore neither proposal passed. The vote totals shown reflect the totals received as of September 10, 2003.

----
11

Portfolio of Investments
NUVEEN NWQ INTERNATIONAL VALUE FUND
July 31, 2003


                                                                              Market
 Shares Description                                                            Value
------------------------------------------------------------------------------------
        COMMON STOCKS - 97.4%

        Consumer Discretionary - 22.1%

 42,370 Dai Nippon Printing Co., Ltd., Unsponsored ADR               $       995,411

 12,444 Daiwa House Industry Co., Ltd., Unsponsored ADR                      898,111

 76,200 Makita Corporation, Sponsored ADR                                    628,650

 79,500 Matsushita Electric Industrial Co., Ltd., Sponsored ADR              942,075

 94,828 Nintendo Co., Ltd., ADR                                              960,134

 84,900 Volkswagen AG, Sponsored ADR - Preferred                             508,373

 19,100 Wacoal Corp., Sponsored ADR                                          729,907
------------------------------------------------------------------------------------
        Consumer Staples - 12.6%

 62,600 Associated British Foods plc, Unsponsored ADR                        536,344

 51,807 J. Sainsbury plc, Sponsored ADR                                      897,556

118,300 Kirin Brewery Company, Limited Sponsored ADR                         757,120

  5,650 Nestle SA, Sponsored ADR                                             282,500

 76,500 Shiseido Company, Limited Sponsored ADR                              766,913
------------------------------------------------------------------------------------
        Energy - 5.1%

 13,410 EnCana Corp.                                                         463,181

  7,400 Eni S.p.A., Sponsored ADR                                            543,604

  4,300 Total SA, Sponsored ADR                                              316,480
------------------------------------------------------------------------------------
        Financials - 6.9%

  7,926 Deutsche Bank AG                                                     512,020

199,400 Hang Lung Group, Limited Sponsored ADR                               932,195

  5,600 UBS AG                                                               326,480
------------------------------------------------------------------------------------
        Healthcare - 1.4%

  8,800 Schering AG ADR                                                      368,280
------------------------------------------------------------------------------------
        Industrials - 15.2%

 47,680 BAE SYSTEMS plc, Sponsored ADR                                       477,992

 13,200 Henkel KGaA, Sponsored ADR                                           758,013

 92,300 Metso Corporation, Sponsored ADR                                     888,849

 22,600 Technip SA ADR                                                       487,030

 12,550 Teekay Shipping Corporation                                          553,204

 46,242 Tomkins plc, Sponsored ADR                                           760,681
------------------------------------------------------------------------------------
        Information Technology - 3.9%

  7,382 Kyocera Corporation, Sponsored ADR                                   422,989

 41,690 Telefonaktiebolaget LM Ericsson, Sponsored ADR #                     594,916
------------------------------------------------------------------------------------
        Materials - 11.9%

 35,200 Alumina Limited, Sponsored ADR                                       447,040

 46,800 Barrick Gold Corporation                                             801,216

 29,050 BHP Billiton plc, ADR                                                339,885

 25,200 Companhia Vale do Rio Doce (CVRD), ADR                               877,716

 17,020 Gold Fields Limited, Sponsored ADR                                   203,900

 41,400 WMC Resources Limited, Sponsored ADR #                               401,166
------------------------------------------------------------------------------------

----
12

                                                                                   Market
      Shares Description                                                            Value
-----------------------------------------------------------------------------------------
             Telecommunication Services - 5.0%

      56,090 Chunghwa Telecom Co., Ltd., ADR                              $       773,481

       9,600 Telecom Italia S.p.A., Sponsored ADR                                 518,112
-----------------------------------------------------------------------------------------
             Utilities - 13.3%

     187,010 CLP Holdings Limited, Sponsored ADR                                  818,169

      34,100 EDP-Electricidade de Portugal, S.A., Sponsored ADR                   762,135

       4,500 Huaneng Power International, Inc., Sponsored ADR                     242,325

      94,000 Korea Electric Power Corporation, Sponsored ADR                      852,580

      42,290 United Utilities plc, Sponsored ADR                                  759,103
-----------------------------------------------------------------------------------------
             Total Common Stocks (cost $22,155,057)                            25,105,836

             ---------------------------------------------------------------------------

   Principal                                                                       Market
Amount (000) Description                                                            Value
-----------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 4.7%

    $  1,217 State Street Bank Repurchase Agreement, 0.980%, dated              1,217,000
              7/31/03, due 8/01/03, repurchase price $1,217,033,
              collateralized by U.S. Treasury Bonds
-----------------------------------------------------------------------------------------
             Total Short-Term Investments (cost $1,217,000)                     1,217,000

             ---------------------------------------------------------------------------
             Total Investments (cost $23,372,057) - 102.1%                     26,322,836

             ---------------------------------------------------------------------------
             Other Assets Less Liabilities - (2.1)%                             (549,685)

             ---------------------------------------------------------------------------
             Net Assets - 100%                                            $    25,773,151

             ---------------------------------------------------------------------------

           #  Non-income producing.

         Country Allocation (as a percentage of the Fund's net assets)

                              Japan          29.5%
                              --------------------
                              United Kingdom  13.3
                              --------------------
                              United States    7.5
                              --------------------
                              Germany          6.9
                              --------------------
                              Hong Kong        6.8
                              --------------------
                              Canada           4.9
                              --------------------
                              Italy            4.1
                              --------------------
                              Finland          3.4
                              --------------------
                              Brazil           3.4
                              --------------------
                              South Korea      3.3
                              --------------------
                              Australia        3.3
                              --------------------
                              Taiwan           3.0
                              --------------------
                              Portugal         3.0
                              --------------------
                              Switzerland      2.4
                              --------------------
                              Sweden           2.3
                              --------------------
                              Bahamas          2.1
                              --------------------
                              France           1.2
                              --------------------
                              China            0.9
                              --------------------
                              South Africa     0.8
                              --------------------

                                See accompanying notes to financial statements.

----
13

Portfolio of Investments
NUVEEN RITTENHOUSE GROWTH FUND
July 31, 2003

                                                                              Market
 Shares Description                                                            Value
------------------------------------------------------------------------------------
        COMMON STOCKS - 96.6%

        Consumer Discretionary - 10.9%

122,000 Bed Bath & Beyond Inc. #                                     $     4,720,180

117,000 Kohl's Corporation #                                               6,943,950

145,000 Lowe's Companies, Inc.                                             6,896,200

183,000 Target Corporation                                                 7,012,560

163,000 Wal-Mart Stores, Inc.                                              9,113,330
------------------------------------------------------------------------------------
        Consumer Staples - 13.4%

 55,000 Anheuser-Busch Companies, Inc.                                     2,850,100

 88,000 The Coca-Cola Company                                              3,957,360

132,000 Colgate-Palmolive Company                                          7,207,200

176,000 Pepsico, Inc.                                                      8,108,320

 68,000 Procter & Gamble Company                                           5,975,160

257,000 Sysco Corporation                                                  7,743,410

230,000 Walgreens Co.                                                      6,881,600
------------------------------------------------------------------------------------
        Financials - 22.3%

130,000 AFLAC Incorporated                                                 4,170,400

210,000 American International Group, Inc.                                13,482,000

 80,000 Bank of America Corporation                                        6,605,600

272,000 Citigroup, Inc.                                                   12,185,600

 95,000 Fannie Mae                                                         6,083,800

 79,000 Goldman Sachs Group, Inc.                                          6,884,060

125,000 Marsh & McLennan Companies, Inc.                                   6,202,500

307,000 MBNA Corporation                                                   6,843,030

 71,000 SLM Corporation                                                    2,943,660

132,000 State Street Corporation                                           6,058,800
------------------------------------------------------------------------------------
        Healthcare - 19.6%

164,000 Amgen Inc. #                                                      11,411,120

135,000 Cardinal Health, Inc.                                              7,391,250

193,000 Johnson & Johnson                                                  9,995,470

251,500 Medtronic, Inc.                                                   12,952,250

408,000 Pfizer Inc.                                                       13,610,880

137,000 UnitedHealth Group Incorporated                                    7,136,330
------------------------------------------------------------------------------------
        Industrials - 12.2%

184,000 First Data Corporation                                             6,947,840

501,000 General Electric Company                                          14,248,440

 70,000 3M Co.                                                             9,814,000

124,000 United Parcel Service, Inc., Class B                               7,821,920
------------------------------------------------------------------------------------
        Information Technology - 16.7%

462,500 Cisco Systems Inc. #                                               9,028,000

189,000 Dell Inc. #                                                        6,365,520

257,000 Intel Corporation                                                  6,412,150

115,000 International Business Machines Corporation (IBM)                  9,343,750

----
14

                                                                                    Market
      Shares Description                                                             Value
------------------------------------------------------------------------------------------
             Information Technology (continued)

     477,000 Microsoft Corporation                                        $    12,592,800

     341,000 Oracle Corporation #                                               4,092,000

     280,000 Texas Instruments Incorporated                                     5,283,600
------------------------------------------------------------------------------------------
             Telecommunication Services - 1.5%

     316,000 Nokia Oyj                                                          4,834,800
------------------------------------------------------------------------------------------
             Total Common Stocks (cost $346,289,042)                          308,150,940

             ---------------------------------------------------------------------------

   Principal                                                                        Market
Amount (000) Description                                                             Value
------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 3.8%

    $ 12,154 State Street Bank Repurchase Agreement, 0.980%, dated             12,154,173
              7/31/03, due 8/01/03, repurchase price $12,154,504,
              collateralized by
              U.S. Treasury Notes
-----------------------------------------------------------------------------------------
             Total Short-Term Investments (cost $12,154,173)                   12,154,173

             ---------------------------------------------------------------------------
             Total Investments (cost $358,443,215) - 100.4%                   320,305,113

             ---------------------------------------------------------------------------
             Other Assets Less Liabilities - (0.4)%                            (1,308,945)

             ---------------------------------------------------------------------------
             Net Assets - 100%                                            $   318,996,168

             ---------------------------------------------------------------------------

           #  Non-income producing.




                                See accompanying notes to financial statements.

----
15

Statement of Assets and Liabilities
July 31, 2003

                                                                                          NWQ
                                                                                International   Rittenhouse
                                                                                        Value        Growth
------------------------------------------------------------------------------- ------------- ------------
Assets
Investments, at market value (cost $23,372,057, and $358,443,215, respectively) $ 26,322,836  $320,305,113
Cash                                                                                     682            --
Receivables:
  Dividends and interest                                                             189,575       263,846
  Fund manager                                                                         1,848            --
  Reclaims receivable                                                                 36,305            --
  Investments sold                                                                        --    12,625,753
  Shares sold                                                                         10,129       289,941
Other assets                                                                           1,372       121,190
------------------------------------------------------------------------------- ------------- ------------
    Total assets                                                                  26,562,747   333,605,843
------------------------------------------------------------------------------- ------------- ------------
Liabilities
Cash overdraft                                                                            --       897,790
Payables:
  Investments purchased                                                              563,010    11,801,793
  Shares redeemed                                                                     72,611       746,331
Accrued expenses:
  Management fees                                                                         --       232,149
  12b-1 distribution and service fees                                                  7,534       219,757
  Other                                                                              146,441       711,855
------------------------------------------------------------------------------- ------------- ------------
    Total liabilities                                                                789,596    14,609,675
------------------------------------------------------------------------------- ------------- ------------
Net assets                                                                      $ 25,773,151  $318,996,168
------------------------------------------------------------------------------- ------------- ------------
Class A Shares
Net assets                                                                      $  3,898,386  $ 64,679,657
Shares outstanding                                                                   243,520     3,489,708
Net asset value per share                                                       $      16.01  $      18.53
Offering price per share (net asset value per share plus
 maximum sales charge of 5.75% of offering price)                               $      16.99  $      19.66
------------------------------------------------------------------------------- ------------- ------------
Class B Shares
Net assets                                                                      $  3,819,360  $137,212,962
Shares outstanding                                                                   245,875     7,716,590
Net asset value, and offering price per share                                   $      15.53  $      17.78
------------------------------------------------------------------------------- ------------- ------------
Class C Shares
Net assets                                                                      $  4,004,275  $103,318,459
Shares outstanding                                                                   257,576     5,806,909
Net asset value, and offering price per share                                   $      15.55  $      17.79
------------------------------------------------------------------------------- ------------- ------------
Class R Shares
Net assets                                                                      $ 14,051,130  $ 13,785,090
Shares outstanding                                                                   872,761       733,520
Net asset value, and offering price per share                                   $      16.10  $      18.79
------------------------------------------------------------------------------- ------------- ------------

Net Assets Consist of:
------------------------------------------------------------------------------- ------------- ------------
Capital paid-in                                                                 $ 40,556,533  $445,794,375
Undistributed net investment income                                                  253,929            --
Accumulated net realized gain (loss) from investments and
  foreign currency transactions                                                  (17,994,830)  (88,660,105)
Net unrealized appreciation (depreciation) of investments                          2,950,779   (38,138,102)
Net unrealized appreciation on translation of assets and liabilities
 denominated in foreign currencies                                                     6,740            --
------------------------------------------------------------------------------- ------------- ------------
Net assets                                                                      $ 25,773,151  $318,996,168
------------------------------------------------------------------------------- ------------- ------------

                                See accompanying notes to financial statements.

----
16

Statement of Operations
Year Ended July 31, 2003

                                                                                         NWQ
                                                                               International    Rittenhouse
                                                                                       Value         Growth
------------------------------------------------------------------------------ -------------  ------------
Investment Income
Dividends (net of foreign tax withheld of $51,087, and $12,753, respectively)     $  599,611  $  3,389,194
Interest                                                                               9,980        92,503
-----------------------------------------------------------------------------------------------------------
Total investment income                                                              609,591     3,481,697
-----------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                      194,603     2,511,353
12b-1 service fees - Class A                                                           8,354       148,687
12b-1 distribution and service fees - Class B                                         24,456     1,308,252
12b-1 distribution and service fees - Class C                                         38,264       956,763
Shareholders' servicing agent fees and expenses                                       51,823       945,403
Custodian's fees and expenses                                                         31,700        77,130
Trustees' fees and expenses                                                            2,911        23,796
Professional fees                                                                     33,679        83,751
Shareholders' reports - printing and mailing expenses                                 38,565       230,320
Federal and state registration fees                                                   46,796        40,952
Other expenses                                                                         3,923        38,582
-----------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                 475,074     6,364,989
  Custodian fee credit                                                                (5,521)         (643)
  Expense reimbursement                                                             (126,703)           --
-----------------------------------------------------------------------------------------------------------
Net expenses                                                                         342,850     6,364,346
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                         266,741    (2,882,649)
-----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
  Investments                                                                        612,170   (18,032,703)
  Foreign currencies                                                                  50,644            --
Net change in unrealized appreciation (depreciation) of investments                1,553,817    34,463,331
Net change in unrealized appreciation on translation of assets and liabilities
 denominated in foreign currencies                                                     3,198            --
-----------------------------------------------------------------------------------------------------------
Net gain                                                                           2,219,829    16,430,628
-----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                        $2,486,570  $ 13,547,979
-----------------------------------------------------------------------------------------------------------




                                See accompanying notes to financial statements.

----
17

Statement of Changes in Net Assets


                                                     NWQ International Value        Rittenhouse Growth
                                                   --------------------------  ---------------------------
                                                      Year Ended    Year Ended    Year Ended     Year Ended
                                                         7/31/03       7/31/02       7/31/03        7/31/02
-------------------------------------------------  ------------  ------------  ------------  -------------
Operations
Net investment income (loss)                       $    266,741  $   (225,830) $ (2,882,649) $  (5,216,435)
Net realized gain (loss):
 Investments                                            612,170    (3,716,685)  (18,032,703)   (63,310,625)
 Foreign currencies                                      50,644       (52,320)           --             --
Net change in unrealized appreciation
 (depreciation) of investments                        1,553,817       541,847    34,463,331    (73,928,263)
Net change in unrealized appreciation on
 translation of assets and liabilities
 denominated in foreign currencies                         3,198         4,313            --             --
-------------------------------------------------  ------------  ------------  ------------  -------------
Net increase (decrease) in net assets from
 operations                                           2,486,570    (3,448,675)   13,547,979   (142,455,323)
-----------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from shares issued in the
 reorganization of European Value                     6,358,876            --            --             --
Net proceeds from shares issued in the
 reorganization of Innovation                                --            --    21,232,852             --
Net proceeds from sale of shares                     14,327,738    10,200,874    27,572,422     44,517,883
-------------------------------------------------  ------------  ------------  ------------  -------------
                                                     20,686,614    10,200,874    48,805,274     44,517,883
Cost of shares redeemed                             (17,043,424)  (16,786,848)  (88,820,307)  (110,333,212)
Redemption fees                                                                                         --
                                                         12,449            --            --  -------------
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund                                                (65,815,329)
 share transactions                                   3,655,639    (6,585,974)  (40,015,033) -------------
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                 6,142,209   (10,034,649)  (26,467,054)  (208,270,652)
Net assets at the beginning of year                   19,630,942    29,665,591   345,463,222    553,733,874
-------------------------------------------------  ------------  ------------  ------------  -------------
Net assets at the end of year                      $ 25,773,151  $ 19,630,942  $318,996,168  $ 345,463,222
-------------------------------------------------  ------------  ------------  ------------  -------------
Undistributed net investment income at the end of
 year                                              $    253,929  $         --  $         --  $          --
-------------------------------------------------  ------------  ------------  ------------  -------------



                                See accompanying notes to financial statements.

----
18

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ International Value Fund ("NWQ International Value") and Nuveen Rittenhouse Growth Fund ("Rittenhouse Growth") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust in 1997.

After the close of business on June 13, 2003, NWQ International Value acquired all of the net assets of Nuveen European Value Fund ("European Value") pursuant to a plan of reorganization previously approved by the shareholders of European Value. The acquisition was accomplished by a tax-free exchange of Class A, B, C and R Shares of NWQ International Value for the outstanding Class A, B, C and R Shares of European Value, respectively, on June 13, 2003. European Value's net assets of $6,358,876 at that date included $741,833 of net unrealized appreciation which was combined with that of NWQ International Value. The combined net assets of NWQ International Value immediately after the acquisition were $25,666,987.

After the close of business on July 28, 2003, Rittenhouse Growth acquired all of the net assets of Nuveen Innovation Fund ("Innovation") pursuant to a plan of reorganization previously approved by the shareholders of Innovation. The acquisition was accomplished by a tax-free exchange of Class A, B, C and R Shares of Rittenhouse Growth for the outstanding Class A, B, C and R Shares of Innovation, respectively, on July 28, 2003. Innovation's net assets of $21,232,852 at that date included $1,587,425 of net unrealized appreciation which was combined with that of Rittenhouse Growth. The combined net assets of Rittenhouse Growth immediately after the acquisition were $322,478,740.

Effective October 7, 2002, the Nuveen International Growth Fund changed its name to the Nuveen NWQ International Value Fund as a result of the Board of Trustees and Shareholders' approval of NWQ Investment Management Company, LLC ("NWQ"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), as the Fund's new sub-adviser. NWQ International Value primarily invests in U.S.-traded American Depository Receipts in an attempt to provide long-term capital appreciation.

Rittenhouse Growth ordinarily invests at least 65% of its total assets in equity securities of large-capitalization companies with a high financial strength rating and a history of consistent earnings and predictable earnings growth ("blue chip companies") in an attempt to provide long-term growth of capital.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the most recent bid prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are provided by a pricing service approved by the Funds' Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At July 31, 2003, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Federal Income Taxes
Each Fund intends to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.


----
19

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Effective January 2, 2002, NWQ International Value began imposing a 2% redemption fee on shares that are redeemed or exchanged within 90 days of acquisition. During the fiscal year ended July 31, 2003, $12,449 of redemption fees were imposed on shares redeemed and recorded as an increase to the Fund's paid-in capital.

Derivative Financial Instruments
The Funds may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2003.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Translations
To the extent that NWQ International Value invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Foreign Currency Transactions
NWQ International Value may engage in foreign currency exchange transactions in connection with its portfolio investments and assets and liabilities denominated in foreign currencies. The Fund may engage in foreign currency forward, options and futures contracts. The Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, the Fund may segregate assets to cover its futures contracts obligations.

The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are "marked-to-market" daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not enter into any foreign currency forward, options or futures contracts during the fiscal year ended July 31, 2003.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.


----
20

Deferred Organization and Offering Costs
Rittenhouse Growth's share of costs incurred in connection with its organization, offering and initial registration of shares was deferred and amortized over a 60-month period beginning December 31, 1997 (commencement of operations).

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                  NWQ International Value
                                    -----------------------------------------------------------
                                           Year Ended                         Year Ended
                                             7/31/03                            7/31/02
                                    ---------------------------------  ------------------------
                                         Shares                 Amount      Shares        Amount
  ----------------------------------------------------------------------------------------------
  Shares issued in the reorganization of European Value:
    Class A                             70,059           $  1,098,633          --  $         --
    Class B                             89,684              1,367,606          --            --
    Class C                             17,844                272,074          --            --
    Class R                            229,382              3,620,563          --            --
  Shares sold:
    Class A                            754,221             10,381,734     467,207     7,156,006
    Class B                             11,938                178,853      11,682       180,239
    Class C                            193,093              2,598,482     159,875     2,422,117
    Class R                             79,946              1,168,669      28,487       442,512
  ----------------------------------------------------------------------------------------------
                                     1,446,167             20,686,614     667,251    10,200,874
  ----------------------------------------------------------------------------------------------
  Shares redeemed:
    Class A                           (868,191)           (12,015,984)   (645,357)   (9,998,199)
    Class B                            (44,777)              (605,934)   (118,366)   (1,787,934)
    Class C                           (294,495)            (3,977,502)   (258,469)   (3,947,726)
    Class R                            (32,428)              (444,004)    (66,588)   (1,052,989)
  Redemption fees:
    Class A                                 --                  9,798          --            --
    Class B                                 --                    237          --            --
    Class C                                 --                  2,414          --            --
    Class R                                 --                     --          --            --
  ----------------------------------------------------------------------------------------------
                                    (1,239,891)           (17,030,975) (1,088,780)  (16,786,848)
  ----------------------------------------------------------------------------------------------
  Net increase (decrease)              206,276           $  3,655,639    (421,529) $ (6,585,974)
  ----------------------------------------------------------------------------------------------




----
21

                                                                    Rittenhouse Growth
                                                   ---------------------------------------------------
                                                          Year Ended                 Year Ended
                                                            7/31/03                   7/31/02
                                                   ------------------------  -------------------------
                                                        Shares        Amount      Shares         Amount
-------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of Innovation:
  Class A                                             243,971  $  4,561,299          --  $          --
  Class B                                             423,587     7,598,131          --             --
  Class C                                             401,311     7,202,969          --             --
  Class R                                              98,669     1,870,453          --             --
Shares sold:
  Class A                                             676,352    11,821,572     615,934     13,356,305
  Class B                                             287,356     4,807,333     568,037     12,091,944
  Class C                                             459,842     8,654,195     783,651     16,576,525
  Class R                                             130,746     2,289,322     115,183      2,493,109
-------------------------------------------------------------------------------------------------------
                                                    2,721,834    48,805,274   2,082,805     44,517,883
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                          (1,145,052)  (19,635,446) (1,343,101)   (27,961,869)
  Class B                                          (1,633,949)  (27,039,679) (2,191,513)   (43,936,650)
  Class C                                          (1,243,981)  (21,475,628) (1,766,374)   (35,926,993)
  Class R                                          (1,191,191)  (20,669,554)   (117,180)    (2,507,700)
-------------------------------------------------------------------------------------------------------
                                                   (5,214,173)  (88,820,307) (5,418,168)  (110,333,212)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                            (2,492,339) $(40,015,033) (3,335,363) $ (65,815,329)
-------------------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities) of investment securities for the fiscal year ended July 31, 2003, were as follows:

                                                         NWQ
                                               International  Rittenhouse
                                                       Value       Growth
      -------------------------------------------------------------------
      Purchases:
       Investment securities                     $30,816,035 $ 77,652,456
       Investments acquired in the
         acquisition of European Value             4,173,965           --
       Investments acquired in the
         acquisition of Innovation                        --   18,936,610
      Sales and maturities:
       Investment securities                      31,541,926  142,172,884
      -------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on security transactions.

At July 31, 2003, the cost of investments were as follows:

                                               NWQ
                                     International  Rittenhouse
                                             Value       Growth
                 ----------------------------------------------
                 Cost of investments   $23,420,922 $359,166,671
                 ----------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2003, were as follows:

                                                                    NWQ
                                                          International    Rittenhouse
                                                                  Value         Growth
--------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                               $3,309,975  $ 14,666,870
  Depreciation                                                 (408,061)  (53,528,428)
--------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments    $2,901,914  $(38,861,558)
--------------------------------------------------------------------------------------


----
22

The tax components of undistributed net investment income and net realized gains at July 31, 2003, were as follows:

                                                          NWQ
                                                International Rittenhouse
                                                        Value      Growth
      -------------------------------------------------------------------
      Undistributed net ordinary inome*              $253,929       $  --
      Undistributed net long-term capital gains            --          --
      -------------------------------------------------------------------

* Net ordinary income consists of taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Funds made no distributions from net ordinary income or net long-term capital gains during the fiscal years ended July 31, 2003, and July 31, 2002.

At July 31, 2003, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                              NWQ
                                    International Rittenhouse
                                            Value      Growth
                   ------------------------------------------
                   Expiration year:
                     2009             $ 3,103,741 $        --
                     2010              12,650,342  15,924,419
                     2011                 174,655  57,624,741
                   ------------------------------------------
                   Total              $15,928,738 $73,549,160
                   ------------------------------------------

As of July 31, 2003, NWQ International Value, and Rittenhouse Growth have additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successors of the reorganizations with European Value and Innovation, respectively.

                                              NWQ
                                    International Rittenhouse
                                            Value      Growth
                   ------------------------------------------
                   Expiration year:
                     2008              $  254,067  $4,732,076
                     2009                 972,066     944,862
                     2010                 791,094     944,862
                   ------------------------------------------
                                       $2,017,227  $6,621,800
                   ------------------------------------------

The Funds have elected to defer net realized losses from investments and currency transactions incurred from November 1, 2002 through July 31, 2003 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen in the following fiscal year:

                                      NWQ
                            International Rittenhouse
                                    Value      Growth
                          ---------------------------
                                      $--  $7,765,689
                          ---------------------------

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

                                                         NWQ
                                               International  Rittenhouse
                                                       Value       Growth
      --------------------------------------------------------------------
      For the first $125 million                      1.0500%       .8500%
      For the next $125 million                       1.0375        .8375
      For the next $250 million                       1.0250        .8250
      For the next $500 million                       1.0125        .8125
      For the next $1 billion                         1.0000        .8000
      For net assets over $2 billion                   .9750        .7750
      --------------------------------------------------------------------


----
23

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ"), a wholly owned subsidiary of Nuveen Investments, Inc., and Rittenhouse Asset Management, Inc. ("Rittenhouse") (formerly, Rittenhouse Financial Services, Inc.), also a wholly owned subsidiary of Nuveen Investments, Inc. NWQ and Rittenhouse manage the investment portfolios of NWQ International Value and Rittenhouse Growth, respectively. NWQ and Rittenhouse are compensated for their services to the Funds from the management fee paid to the Adviser.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

As part of the reorganization of European Value, the Adviser has agreed to waive part of its management fees or reimburse certain expenses of NWQ International Value through July 31, 2004, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.50% of the average daily net assets.

Effective August 1, 2003, the Adviser has agreed to waive part of its management fees or reimburse certain expenses of Rittenhouse Growth through July 31, 2004, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.30% of the average daily net assets. As part of the reorganization of Innovation, the Adviser has agreed to waive an additional .05% of Rittenhouse Growth's management fees or reimburse certain operating expenses through July 31, 2004.

The Adviser may voluntarily agree to reimburse expenses from time to time, in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended July 31, 2003, Nuveen Investments, LLC (the "Distributor") (formerly, Nuveen Investments), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                         NWQ
                                               International Rittenhouse
                                                       Value      Growth
        ----------------------------------------------------------------
        Sales charges collected (unaudited)           $4,138     $60,980
        Paid to authorized dealers (unaudited)         4,138      53,365
        ----------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended July 31, 2003, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                     NWQ
                                           International Rittenhouse
                                                   Value      Growth
           ---------------------------------------------------------
           Commission advances (unaudited)        $8,241    $207,921
           ---------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2003, the Distributor retained such 12b-1 fees as follows:

                                                     NWQ
                                           International Rittenhouse
                                                   Value      Growth
           ---------------------------------------------------------
           12b-1 fees retained (unaudited)       $23,930  $1,095,667
           ---------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2003, as follows:

                                                  NWQ
                                        International Rittenhouse
                                                Value      Growth
              ---------------------------------------------------
              CDSC retained (unaudited)       $23,407    $542,352
              ---------------------------------------------------

At July 31, 2003, the Distributor owned 1,250 shares of each of NWQ International Value's Class A, B, and C, and 1,250 shares of each of Rittenhouse Growth's Class A, B, C and R. In addition, Nuveen Investments, Inc. owned 1,289 shares of Class A, 1,318 shares of Class B, 1,318 shares of Class C, and 646,183 shares of Class R.



----
24

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                       Investment Operations       Less Distributions
                                   -----------------------------  ---------------------


NWQ INTERNATIONAL VALUE




                                                     Net
                                         Net   Realized/
                         Beginning   Invest-  Unrealized              Net                          Ending
                               Net      ment     Invest-          Invest-                             Net
Year Ended                   Asset    Income   ment Gain             ment Capital       Redemption  Asset     Total
July 31,                     Value (Loss)(a)      (Loss)    Total  Income   Gains Total    Fees(a)  Value Return(b)
---------------------------------------------------------------------------------------------------------------------
Class A (12/99)
 2003                       $13.95     $ .20      $ 1.82  $ 2.02      $--     $--   $--       $.04 $16.01     14.77%
 2002                        16.22      (.12)      (2.15)  (2.27)      --      --    --         --  13.95    (14.00)
 2001                        22.93      (.18)      (6.53)  (6.71)      --      --    --         --  16.22    (29.26)
 2000(e)                     20.00      (.15)       3.08    2.93       --      --    --         --  22.93     14.65
Class B (12/99)
 2003                        13.68       .11        1.74    1.85       --      --    --         --  15.53     13.52
 2002                        16.03      (.23)      (2.12)  (2.35)      --      --    --         --  13.68    (14.66)
 2001                        22.82      (.34)      (6.45)  (6.79)      --      --    --         --  16.03    (29.75)
 2000(e)                     20.00      (.25)       3.07    2.82       --      --    --         --  22.82     14.10
Class C (12/99)
 2003                        13.68       .09        1.77    1.86       --      --    --        .01  15.55     13.67
 2002                        16.03      (.22)      (2.13)  (2.35)      --      --    --         --  13.68    (14.66)
 2001                        22.82      (.32)      (6.47)  (6.79)      --      --    --         --  16.03    (29.75)
 2000(e)                     20.00      (.24)       3.06    2.82       --      --    --         --  22.82     14.10
Class R (12/99)
 2003                        14.04       .27        1.79    2.06       --      --    --         --  16.10     14.67
 2002                        16.29      (.06)      (2.19)  (2.25)      --      --    --         --  14.04    (13.81)
 2001                        22.96      (.14)      (6.53)  (6.67)      --      --    --         --  16.29    (29.05)
 2000(e)                     20.00      (.12)       3.08    2.96       --      --    --         --  22.96     14.80
---------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                     Ratios/Supplemental Data
                         -----------------------------------------------------------------------------
                                                        Before Credit/           After           After Credit/
                                                         Reimbursement     Reimbursement(c)    Reimbursement(d)
NWQ INTERNATIONAL VALUE                               -----------------   -----------------   -----------------
                                             Ratio               Ratio               Ratio
                                            of Net              of Net              of Net
                                           Invest-             Invest-             Invest-
                                              ment                ment                ment
                                 Ratio of   Income   Ratio of   Income   Ratio of   Income
                                 Expenses   (Loss)   Expenses   (Loss)   Expenses   (Loss)
                          Ending       to       to         to       to         to       to
                             Net  Average  Average    Average  Average    Average  Average   Portfolio
Year Ended                Assets      Net      Net        Net      Net        Net      Net    Turnover
July 31,                   (000)   Assets   Assets     Assets   Assets     Assets   Assets        Rate
---------------------------------------------------------------------------------------------------------
Class A (12/99)
 2003                    $ 3,898     2.45%     .74%      1.75%    1.43%      1.73%    1.46%        172%**
 2002                      4,011     1.83     (.84)      1.83     (.84)      1.76     (.77)        183
 2001                      7,551     2.12     (.99)      2.12     (.98)      2.05     (.92)        224
 2000(e)                  10,676     2.66*   (1.90)*     1.82*   (1.05)*     1.75*    (.99)*       111
Class B (12/99)
 2003                      3,819     3.16      .13       2.50      .80       2.46      .83         172**
 2002                      2,586     2.60    (1.59)      2.60    (1.59)      2.53    (1.52)        183
 2001                      4,741     2.87    (1.79)      2.86    (1.78)      2.79    (1.71)        224
 2000(e)                   6,435     3.41*   (2.61)*     2.57*   (1.76)*     2.50*   (1.70)*       111
Class C (12/99)
 2003                      4,004     3.19     (.05)      2.50      .63       2.48      .66         172**
 2002                      4,667     2.58    (1.53)      2.58    (1.53)      2.51    (1.46)        183
 2001                      7,048     2.86    (1.72)      2.86    (1.72)      2.79    (1.65)        224
 2000(e)                   6,925     3.40*   (2.58)*     2.58*   (1.75)*     2.51*   (1.69)*       111
Class R (12/99)
 2003                     14,051     2.17     1.22       1.50     1.90       1.46     1.93         172**
 2002                      8,367     1.56     (.48)      1.56     (.48)      1.49     (.41)        183
 2001                     10,325     1.87     (.79)      1.86     (.78)      1.79     (.71)        224
 2000(e)                  14,265     2.58*   (1.99)*     1.50*    (.90)*     1.43*    (.84)*       111
---------------------------------------------------------------------------------------------------------

*  Annualized.
** The cost of securities acquired in the acquisition of European Value of
   $4,173,965 was excluded from the portfolio turnover rate calculation.
(a) Calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.
(e) For the period December 20, 1999 (commencement of operations) through July 31, 2000.




                                See accompanying notes to financial statements.

----
25

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                  Investment Operations        Less Distributions
                                              -----------------------------  ----------------------


RITTENHOUSE GROWTH



                                                                Net
                                                          Realized/
                                                    Net  Unrealized
                                    Beginning   Invest-     Invest-              Net                 Ending
                                          Net      ment        ment          Invest-                    Net
                                        Asset    Income        Gain             ment Capital          Asset     Total
Year Ended July 31,                     Value (Loss)(a)      (Loss)    Total  Income   Gains   Total  Value Return(b)
-----------------------------------------------------------------------------------------------------------------------
Class A (12/97)
 2003                                  $17.48     $(.07)     $ 1.12  $ 1.05      $--   $  --  $  --  $18.53      6.01%
 2002                                   23.92      (.12)      (6.32)  (6.44)      --      --     --   17.48    (26.92)
 2001                                   29.09      (.13)      (5.04)  (5.17)      --      --     --   23.92    (17.77)
 2000                                   25.10      (.12)       4.12    4.00       --    (.01)  (.01)  29.09     15.93
 1999                                   22.75      (.04)       2.45    2.41       --    (.06)  (.06)  25.10     10.62
Class B (12/97)
 2003                                   16.89      (.19)       1.08     .89       --      --     --   17.78      5.27
 2002                                   23.31      (.28)      (6.14)  (6.42)      --      --     --   16.89    (27.54)
 2001                                   28.55      (.33)      (4.91)  (5.24)      --      --     --   23.31    (18.35)
 2000                                   24.82      (.33)       4.07    3.74       --    (.01)  (.01)  28.55     15.01
 1999                                   22.66      (.23)       2.45    2.22       --    (.06)  (.06)  24.82      9.86
Class C (12/97)
 2003                                   16.90      (.19)       1.08     .89       --      --     --   17.79      5.27
 2002                                   23.32      (.28)      (6.14)  (6.42)      --      --     --   16.90    (27.53)
 2001                                   28.56      (.33)      (4.91)  (5.24)      --      --     --   23.32    (18.35)
 2000                                   24.84      (.33)       4.06    3.73       --    (.01)  (.01)  28.56     15.01
 1999                                   22.67      (.23)       2.46    2.23       --    (.06)  (.06)  24.84      9.86
Class R (12/97)
 2003                                   17.68      (.02)       1.13    1.11       --      --     --   18.79      6.28
 2002                                   24.15      (.07)      (6.40)  (6.47)      --      --     --   17.68    (26.79)
 2001                                   29.29      (.07)      (5.07)  (5.14)      --      --     --   24.15    (17.55)
 2000                                   25.22      (.05)       4.13    4.08       --    (.01)  (.01)  29.29     16.17
 1999                                   22.79       .02        2.47    2.49       --    (.06)  (.06)  25.22     10.95
-----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                Ratios/Supplemental Data
                                    ------------------------------------------------------------------------------
                                               Before Credit/           After           After Credit/
                                                Reimbursement     Reimbursement(c)    Reimbursement(d)
RITTENHOUSE GROWTH                             --------------     ----------------    ----------------
                                                         Ratio               Ratio               Ratio
                                                        of Net              of Net              of Net
                                                       Invest-             Invest-             Invest-
                                                          ment                ment                ment
                                             Ratio of   Income   Ratio of   Income   Ratio of   Income
                                             Expenses   (Loss)   Expenses   (Loss)   Expenses   (Loss)
                                      Ending       to       to         to       to         to       to
                                         Net  Average  Average    Average  Average    Average  Average   Portfolio
                                      Assets      Net      Net        Net      Net        Net      Net    Turnover
Year Ended July 31,                    (000)   Assets   Assets     Assets   Assets     Assets   Assets        Rate
---------------------------------------------------------------------------------------------------------------------
Class A (12/97)
 2003                               $ 64,680     1.57%    (.41)%     1.57%    (.41)%     1.57%    (.41)%        27%**
 2002                                 64,914     1.45     (.58)      1.45     (.58)      1.45     (.58)         27
 2001                                106,264     1.35     (.50)      1.35     (.50)      1.35     (.50)         35
 2000                                121,610     1.37     (.47)      1.35     (.45)      1.35     (.45)         28
 1999                                101,080     1.27     (.18)      1.27     (.18)      1.27     (.18)         22
Class B (12/97)
 2003                                137,213     2.32    (1.16)      2.32    (1.16)      2.32    (1.16)         27**
 2002                                145,947     2.20    (1.33)      2.20    (1.33)      2.20    (1.33)         27
 2001                                239,203     2.10    (1.26)      2.10    (1.26)      2.10    (1.25)         35
 2000                                287,993     2.13    (1.23)      2.10    (1.20)      2.10    (1.20)         28
 1999                                222,156     2.02     (.93)      2.01     (.93)      2.01     (.93)         22
Class C (12/97)
 2003                                103,318     2.32    (1.16)      2.32    (1.16)      2.32    (1.16)         27**
 2002                                104,626     2.20    (1.33)      2.20    (1.33)      2.20    (1.33)         27
 2001                                167,272     2.10    (1.25)      2.10    (1.25)      2.10    (1.25)         35
 2000                                190,520     2.13    (1.23)      2.10    (1.20)      2.10    (1.20)         28
 1999                                146,927     2.01     (.93)      2.01     (.93)      2.01     (.93)         22
Class R (12/97)
 2003                                 13,785     1.31     (.14)      1.31     (.14)      1.31     (.14)         27**
 2002                                 29,977     1.20     (.34)      1.20     (.34)      1.20     (.34)         27
 2001                                 40,995     1.10     (.25)      1.10     (.25)      1.10     (.25)         35
 2000                                 49,256     1.12     (.21)      1.10     (.19)      1.10     (.19)         28
 1999                                 45,211     1.03      .08       1.03      .08       1.03      .08          22
---------------------------------------------------------------------------------------------------------------------

* The cost of securities acquired in the acquisition of Innovation of $20,085,610 was excluded from the portfolio turnover rate calculation.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
26

Report of Independent Auditors


To the Board of Trustees and Shareholders of Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen NWQ International Value Fund and Nuveen Rittenhouse Growth Fund (constituting the Nuveen Investment Trust II, hereafter referred to as the "Funds") at July 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the period ended July 31, 2001 and prior periods were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion on those statements in their report dated September 18, 2001.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
September 18, 2003


----
27

                                     Notes

----
28

                                     Notes

----
29

--------------------------------------------------------------------------------
  Trustees and Officers
================================================================================

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                       Position(s)      Year First  Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or  Including other Directorships                  Overseen by
and Address                 the Funds       Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


--------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994     Chairman and Director (since 1996) of Nuveen       140
3/28/49                     Board and                    Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                      LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                        (since 1996) of Nuveen Advisory Corp. and
                                                         Nuveen Institutional Advisory Corp.;
                                                         Chairman and Director (since 1997) of Nuveen
                                                         Asset Management, Inc.; Director (since
                                                         1996) of Institutional Capital Corporation;
                                                         Chairman and Director (since 1999) of
                                                         Rittenhouse Asset Management, Inc.; Chairman
                                                         of Nuveen Investments Advisers Inc. (since
                                                         2002).

Trustees who are not interested persons of the Funds:


--------------------------------------------------------------------------------------------------------------------
William E. Bennett          Trustee             2001     Private Investor; previously, President and        140
10/16/46                                                 Chief Executive Officer, Draper & Kramer,
333 W. Wacker Drive                                      Inc., a private company that handles
Chicago, IL 60606                                        mortgage banking, real estate development,
                                                         pension advisory and real estate management
                                                         (1995-1998). Prior thereto, Executive Vice
                                                         President and Chief Credit Officer of First
                                                         Chicago Corporation and its principal
                                                         subsidiary, The First National Bank of
                                                         Chicago.


--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997     Private Investor and Management Consultant.        134
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993     Retired (August 1989) as Senior Vice               134
7/29/34                                                  President of The Northern Trust Company;
333 W. Wacker Drive                                      Director of the United Way of Highland
Chicago, IL 60606                                        Park-Highwood (since 2002).


--------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999     President, The Hall-Perrine Foundation, a           70
10/22/48                                                 private philanthropic corporation (since
333 W. Wacker Drive                                      1996); Director, Alliant Energy; Director
Chicago, IL 60606                                        and Vice Chairman, United Fire & Casualty
                                                         Company; Director, Federal Reserve Bank of
                                                         Chicago; formerly, President and Chief
                                                         Operating Officer, SCI Financial Group,
                                                         Inc., a regional financial services firm.


--------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri        Trustee             1994     Retired, formerly, Executive Director (since       134
1/26/33                                                  1998) of Manitoga/The Russel Wright Design
333 W. Wacker Drive                                      Center; prior thereto, President and Chief
Chicago, IL 60606                                        Executive Officer of Blanton-Peale Institute
                                                         (since 1990); prior thereto, Vice President,
                                                         Metropolitan Life Insurance Co.


--------------------------------------------------------------------------------------------------------------------
William L. Kissick          Trustee             1992     Professor Emeritus, School of Medicine and          70
7/29/32                                                  the Wharton School of Management and former
333 W. Wacker Drive                                      Chairman, Leonard Davis Institute of Health
Chicago, IL 60606                                        Economics, University of Pennsylvania;
                                                         Adjunct Professor, Health Policy and
                                                         Management, Yale University.


--------------------------------------------------------------------------------------------------------------------
Thomas E. Leafstrand        Trustee             1992     Retired; previously, Vice President in              70
11/11/31                                                 charge of Municipal Underwriting and Dealer
333 W. Wacker Drive                                      Sales at The Northern Trust Company.
Chicago, IL 60606

----
30

--------------------------------------------------------------------------------

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                  Position(s)     Year First  Principal Occupation(s)                       Fund Complex
Birthdate              Held with       Elected or  Including other Directorships                  Overseen by
and Address            the Funds      Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------
Peter R. Sawers        Trustee            1991     Adjunct Professor of Business and Economics,       134
4/3/33                                             University of Dubuque, Iowa; formerly
333 W. Wacker Drive                                (1991-2000) Adjunct Professor, Lake Forest
Chicago, IL 60606                                  Graduate School of Management, Lake Forest,
                                                   Illinois; prior thereto, Executive Director,
                                                   Towers Perrin Australia, a management
                                                   consulting firm; Chartered Financial
                                                   Analyst; Certified Management Consultant;
                                                   Director, Executive Service Corps of
                                                   Chicago, a not-for-profit organization.


--------------------------------------------------------------------------------------------------------------
William J. Schneider   Trustee            1997     Senior Partner and Chief Operating Officer,        134
9/24/44                                            Miller-Valentine Group, Vice President,
333 W. Wacker Drive                                Miller-Valentine Realty, a development and
Chicago, IL 60606                                  contract company; Chair, Miami Valley
                                                   Hospital; Chair, Miami Valley Economic
                                                   Development Coalition; formerly, Member,
                                                   Community Advisory Board, National City
                                                   Bank, Dayton, Ohio and Business Advisory
                                                   Council, Cleveland Federal Reserve Bank.


--------------------------------------------------------------------------------------------------------------
Judith M. Stockdale    Trustee            1997     Executive Director, Gaylord and Dorothy            134
12/29/47                                           Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                thereto, Executive Director, Great Lakes
Chicago, IL 60606                                  Protection Fund (from 1990 to 1994).


--------------------------------------------------------------------------------------------------------------
Sheila W. Wellington   Trustee            1994     President (since 1993) of Catalyst (a               70
2/24/32                                            not-for-profit organization focusing on
333 W. Wacker Drive                                women's leadership development in business
Chicago, IL 60606                                  and the professions).

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                  Position(s)     Year First                                                Fund Complex
Birthdate              Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address            the Funds      Appointed(3) During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------
Officers of the Funds:
--------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman   Chief              1988     Managing Director (since 2002), Assistant          140
9/9/56                 Administrative              Secretary and Associate General Counsel,
333 W. Wacker Drive    Officer                     formerly, Vice President and Assistant
Chicago, IL 60606                                  General Counsel of Nuveen Investments, LLC;
                                                   Managing Director (since 2002), General
                                                   Counsel and Assistant Secretary, formerly,
                                                   Vice President of Nuveen Advisory Corp. and
                                                   Nuveen Institutional Advisory Corp.;
                                                   Managing Director (since 2002), Assistant
                                                   Secretary and Associate General Counsel,
                                                   formerly, Vice President (since 2000), of
                                                   Nuveen Asset Management, Inc.; Assistant
                                                   Secretary of Nuveen Investments, Inc. (since
                                                   1994); Assistant Secretary of NWQ Investment
                                                   Management Company, LLC (since 2002); Vice
                                                   President and Assistant Secretary of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Managing Director, Associate General Counsel
                                                   and Assistant Secretary of Rittenhouse Asset
                                                   Management, Inc. (since May 2003); Chartered
                                                   Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Michael T. Atkinson    Vice President     2000     Vice President (since 2002), formerly,             140
2/3/66                 and Assistant               Assistant Vice President (since 2000),
333 W. Wacker Drive    Secretary                   previously, Associate of Nuveen Investments,
Chicago, IL 60606                                  LLC.


--------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo      Vice President     1999     Vice President of Nuveen Investments, LLC          140
11/28/67               and Treasurer               (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                President (since 1997); Vice President and
Chicago, IL 60606                                  Treasurer of Nuveen Investments, Inc. (since
                                                   1999); Vice President and Treasurer of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp (since 1999);
                                                   Vice President and Treasurer of Nuveen Asset
                                                   Management, Inc. (since 2002) and of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Assistant Treasurer of NWQ Investment
                                                   Management Company, LLC (since 2002);
                                                   Chartered Financial Analyst.

----
31

================================================================================

                                                                                                  Number of
                                                                                                Portfolios in
Name,                 Position(s)     Year First                                                Fund Complex
Birthdate             Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed(3) During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President     2001     Vice President of Nuveen Advisory Corp.            140
9/8/54                                            (since 2001); previously, Vice President of
333 W. Wacker Drive                               Van Kampen Investment Advisory Corp. (since
Chicago, IL 60606                                 1998); Vice President of Nuveen
                                                  Institutional Advisory Corp. (since 2002);
                                                  prior thereto, Assistant Vice President of
                                                  Van Kampen Investment Advisory Corp. (since
                                                  1994).


-------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     2000     Vice President (since 2002) and Assistant          140
9/24/64               and Secretary               General Counsel (since 1998); formerly,
333 W. Wacker Drive                               Assistant Vice President (since 1998) of
Chicago, IL 60606                                 Nuveen Investments, LLC; Vice President
                                                  (since 2002) and Assistant Secretary (since
                                                  1998), formerly Assistant Vice President of
                                                  Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp.


-------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998     Vice President of Nuveen Investments, LLC;         140
10/24/45                                          Vice President (since 1998) of Nuveen
333 W. Wacker Drive                               Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                 Advisory Corp.


-------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995     Managing Director (since 2002) of Nuveen           140
3/2/64                                            Investments, LLC; Managing Director (since
333 W. Wacker Drive                               2001), formerly Vice President of Nuveen
Chicago, IL 60606                                 Advisory Corp. and Nuveen Institutional
                                                  Advisory Corp. (since 1995); Managing
                                                  Director of Nuveen Asset Management, Inc.
                                                  (since 2001); Vice President of Nuveen
                                                  Investment Advisers Inc. (since 2002);
                                                  Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998     Vice President (since 1993) and Funds              140
5/31/54               and Controller              Controller (since 1998) of Nuveen
333 W. Wacker Drive                               Investments, LLC and Vice President and
Chicago, IL 60606                                 Funds Controller (since 1998) of Nuveen
                                                  Investments, Inc.; Certified Public
                                                  Accountant.


-------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000     Vice President (since 2000) of Nuveen              140
3/22/63                                           Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                               President (since 1999); prior thereto,
Chicago, IL 60606                                 Associate of Nuveen Investments, LLC;
                                                  Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002     Vice President (since 1999), previously,           140
8/27/61                                           Assistant Vice President (since 1993) of
333 W. Wacker Drive                               Nuveen Investments, LLC.
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------
Larry W. Martin       Vice President     1988     Vice President, Assistant Secretary and            140
7/27/51               and Assistant               Assistant General Counsel of Nuveen
333 W. Wacker Drive   Secretary                   Investments, LLC; Vice President and
Chicago, IL 60606                                 Assistant Secretary of Nuveen Advisory Corp.
                                                  and Nuveen Institutional Advisory Corp.;
                                                  Assistant Secretary of Nuveen Investments,
                                                  Inc. and (since 1997) Nuveen Asset
                                                  Management, Inc.; Vice President (since
                                                  2000), Assistant Secretary and Assistant
                                                  General Counsel (since 1998) of Rittenhouse
                                                  Asset Management, Inc.; Vice President and
                                                  Assistant Secretary of Nuveen Investments
                                                  Advisers Inc. (since 2002); Assistant
                                                  Secretary of NWQ Investment Management
                                                  Company, LLC (since 2002).


-------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV   Vice President     1996     Managing Director (since 2002) of Nuveen           140
7/7/65                                            Investments, LLC; Managing Director (since
333 W. Wacker Drive                               1997), formerly Vice President (since 1996)
Chicago, IL 60606                                 of Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp.; Managing
                                                  Director of Nuveen Asset Management, Inc.
                                                  (since 1999). Chartered Financial Analyst.

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

----
32

--------------------------------------------------------------------------------
  Fund Information
================================================================================


Fund Manager                        Legal Counsel              Transfer Agent and
Nuveen Institutional Advisory Corp. Chapman and Cutler LLP     Shareholder Services
333 West Wacker Drive               Chicago, IL                Boston Financial
Chicago, IL 60606                                              Data Services, Inc.
                                    Independent Auditors       Nuveen Investor Services
Sub-Advisers                        PricewaterhouseCoopers LLP P.O. Box 8530
NWQ Investment Management           Chicago, IL                Boston, MA 02266-8530
Company, LLC                                                   (800) 257-8787
2049 Century Park East              Custodian
Los Angeles, CA 90067               State Street Bank & Trust
Rittenhouse Asset Management, Inc.  Boston, MA
Five Radnor Corporate Center
Radnor, PA 19087

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Market Capitalization: The market capitalization of a company is equal to the number of the company's common shares outstanding multiplied by the current price of the company's stock. The average market capitalization of a mutual fund's portfolio gives a measure of the size of the companies in which the fund invests.

Beta: Beta is a measure of a equity's or a fund's sensitivity to underlying market movements. The higher the beta, the more volatile the equity or fund can be expected to be in relation to the market. The beta of the comparative underlying market is 1.00 by definition, so that a beta of 1.20 means that the fund has performed 20% better than its benchmark in up markets and 20% worse in down markets, assuming all other factors remain constant.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.




================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
33

--------------------------------------------------------------------------------



                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Building on this tradition, we today offer a range of high quality equity and fixed income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

                                  Managing $88 billion in assets, Nuveen
                                  Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.




Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com

MAN-GRW-0703D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has posted such code of ethics on its website at www.nuveen.com/mf.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its audit committee. The registrant's audit committee financial expert is William E. Bennett, who is "independent" for purposes of
Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment hereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certification required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 or Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date October 8, 2003
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date October 8, 2003
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date October 8, 2003
     ----------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.